UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2020
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2020, the Board of Directors (the “Board”) of Cactus, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) to allow certain stockholders to include their director nominees in the Company’s annual meeting proxy materials (the “proxy access Bylaw”) and to make certain other changes as described below. Under the proxy access Bylaw, any eligible stockholder, or eligible group of up to 20 stockholders, owning shares representing 3% or more of the voting power entitled to vote generally in the election of the Company’s directors continuously for at least three years (two years in the case of the annual meeting to be held in 2021 only) may, subject to certain limitations, nominate and include in the Company’s proxy materials for an annual meeting of stockholders, a number of director nominees not to exceed the greater of (a) two directors or (b) 20% of the directors then serving on the Board (rounded down to the nearest whole number), provided that the eligible stockholder or eligible group of stockholders and the director nominee(s) satisfy the requirements specified in the Bylaws, including the requirement that notice of a nomination be provided to the Company’s Secretary at the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date the definitive proxy statement was first mailed to stockholders in connection with the preceding year’s annual meeting of stockholders. Proxy access will be first available to stockholders for the Company’s 2021 Annual Meeting of Stockholders.

In addition, the Bylaws were also amended to, among other things:
•Make certain conforming changes and updates to the provision governing stockholder director nominations outside of the proxy access process.
•Make other non-substantive, procedural, clarifying and conforming changes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Management of the Company anticipates participating in, and presenting at, upcoming meetings with certain investors. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the materials to be used in connection with such presentations and meetings. The materials have been posted on the Investors section of the Company's website, at www.CactusWHD.com.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Cactus, Inc., dated September 8, 2020.
99.1	Cactus, Inc. September 2020 Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

September 8, 2020	By:	/s/ David Isaac
Date	Name:	David Isaac
	Title:	General Counsel, Vice President of Administration and Secretary

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